UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 21, 2006

UNITED TECHNOLOGIES CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-812	06-0570975
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Financial Plaza

Hartford, Connecticut 06103

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code

(860) 728-7000

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.—Entry into a Material Definitive Agreement

The United Technologies Corporation (“UTC”) Executive Leadership Group (“ELG”) program consists of certain benefits and obligations applicable to UTC’s most senior executives. (Copies of the Executive Leadership Program agreements were previously filed as Exhibit 10.7 to UTC’s Quarterly Report on Form 10-Q (Commission file number 1-812) for the quarterly period ended September 30, 2004, as amended by Exhibit 10.7 to UTC’s Annual Report on Form 10-K (Commission file number 1-812) for the fiscal year ended December 31, 2005).

The ELG program has been modified to provide a restricted share unit retention award that vests upon retirement at age 62 or later. This retention award replaces ELG separation benefits in the event of retirement on or after age 62. Under the amended ELG program, all ELG members continue to be eligible for ELG separation benefits if termination occurs before age 62. These retention awards will become effective on and after March 21, 2006 for ELG members appointed after January 1, 2006. These changes to the ELG program are reflected in the Executive Leadership Group Agreement, the form of award agreement for Executive Leadership Group Restricted Share Unit Retention Awards and the Schedule of Terms for such Awards that are attached hereto as Exhibits 10.1, 10.2 and 10.3. Each exhibit is hereby incorporated by reference. Participation in the ELG program does not constitute a contract of employment.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Exhibit Description
10.1	United Technologies Executive Leadership Group Agreement, as amended.

10.2	Form of agreement for Executive Leadership Group Restricted Share Unit Retention Awards granted under the United Technologies Corporation 2005 Long Term Incentive Plan.

10.3	Schedule of Terms for Executive Leadership Group Restricted Share Unit Retention Awards granted under the United Technologies Corporation 2005 Long Term Incentive Plan.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED TECHNOLOGIES CORPORATION
(Registrant)

Date: March 24, 2006	By:	/s/ Debra A. Valentine
Debra A. Valentine
Vice President, Secretary and Assistant General Counsel

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EXHIBIT INDEX

Exhibit Number	Exhibit Description
10.1	United Technologies Executive Leadership Group Agreement, as amended

10.2	Form of agreement for Executive Leadership Group Restricted Share Unit Retention Awards granted under the United Technologies Corporation 2005 Long Term Incentive Plan

10.3	Schedule of Terms for Executive Leadership Group Restricted Share Unit Retention Awards granted under the United Technologies Corporation 2005 Long Term Incentive Plan

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